Exhibit 21.1

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
AB Blue Acquisition, LLC	Delaware	Non-guarantor
Aegean Blue Holdings Ltd	Cyprus	Non-guarantor
AHC Professionals, S.C., Mexico	Mexico	Non-guarantor
AHC Professionals US Majority, LLC	Nevada	Non-guarantor
AHC Professionals US Minority, LLC	Nevada	Non-guarantor
AKGI-St. Maarten N.V.	Delaware/Dutch West Indies	Guarantor
Ameristate Title, LLC	Florida	Non-guarantor
Chestnut Farms, LLC	Nevada	Guarantor
Citrus Insurance Company, Inc.	Nevada	Non-guarantor
Club Resorts MEPE	Greece	Non-guarantor
Collie Inversion Inmobilario Santa Cruz SL	Spain	Non-guarantor
Cumberland Gate, LLC	Delaware	Guarantor
Diamond Resorts AB Acquisition Company Ltd	England and Wales	Non-guarantor
Diamond Resorts (Europe) Limited	England and Wales	Non-guarantor
Diamond Resorts (Europe) Limited – Austrian branch	Austria	Non-guarantor
Diamond Resorts (Europe) Limited – Bulgarian branch	Bulgaria	Non-guarantor
Diamond Resorts (Europe) Limited - French Branch	France	Non-guarantor
Diamond Resorts (Europe) Limited - Greek Branch	Greece	Non-guarantor
Diamond Resorts (Europe) Limited - Irish Branch	Ireland	Non-guarantor
Diamond Resorts (Europe) Limited – Italian branch	Italy	Non-guarantor
Diamond Resorts (Europe) Limited - Malta Branch	Malta	Non-guarantor
Diamond Resorts (Europe) Limited – Norwegian branch	Norway	Non-guarantor
Diamond Resorts (Europe) Limited – Portuguese branch	Portugal	Non-guarantor
Diamond Resorts (Europe) Limited – Spanish branch	Spain	Non-guarantor
Diamond Resorts (Group Holdings) PLC	England and Wales	Non-guarantor
Diamond Resorts (Holdings) Limited	England and Wales	Non-guarantor
Diamond Resorts Broome Park Golf Limited	England and Wales	Non-guarantor
Diamond Resorts California Collection Development, LLC	Delaware	Guarantor
Diamond Resorts Centralized Services Company	Delaware	Guarantor
Diamond Resorts Citrus Share Holding, LLC	Delaware	Guarantor
Diamond Resorts Coral Sands Development, LLC	Delaware	Guarantor
Diamond Resorts Corporation	Maryland	Guarantor
Diamond Resorts Cypress Pointe I Development, LLC	Delaware	Guarantor
Diamond Resorts Cypress Pointe II Development, LLC	Delaware	Guarantor
Diamond Resorts Cypress Pointe III Development, LLC	Delaware	Guarantor
Diamond Resorts Daytona Development, LLC	Delaware	Guarantor
Diamond Resorts Depositor 2008, LLC	Delaware	Non-guarantor
Diamond Resorts Desert Isle Development, LLC	Nevada	Guarantor
Diamond Resorts Deutschland Betriebsgesellschaft GmbH	Germany	Non-guarantor
Diamond Resorts Deutschland Holding GmbH (DRDH)	Germany	Non-guarantor
Diamond Resorts Deutschland Vertriebsgesellschaft GmbH	Germany	Non-guarantor
Diamond Resorts Developer and Sales Holding Company	Delaware	Guarantor
Diamond Resorts DPM Development, LLC	Nevada	Guarantor
Diamond Resorts Epic Mortgage Holdings, LLC	Delaware	Guarantor
Diamond Resorts Excursions SL	Spain	Non-guarantor
Diamond Resorts Fall Creek Development, LLC	Delaware	Guarantor

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Diamond Resorts Finance Holding Company	Delaware	Guarantor
Diamond Resorts Financial Services Ltd	England and Wales	Non-guarantor
Diamond Resorts Financial Services, Inc.	Nevada	Guarantor
Diamond Resorts Flamingo Development, NV	Dutch West Indies	Guarantor
Diamond Resorts Flamingo Management, NV	Dutch West Indies	Guarantor
Diamond Resorts Grand Beach I Development, LLC	Delaware	Guarantor
Diamond Resorts Grand Beach II Development, LLC	Delaware	Guarantor
Diamond Resorts Greensprings Development, LLC	Delaware	Guarantor
Diamond Resorts Hawaii Collection Development, LLC	Delaware	Guarantor
Diamond Resorts Hilton Head Development, LLC	Delaware	Guarantor
Diamond Resorts Holdings, LLC	Nevada	Guarantor
Diamond Resorts International Club, Inc.	Florida	Guarantor
Diamond Resorts International Foundation	Nevada	Guarantor
Diamond Resorts International Marketing, Inc.	California	Guarantor
Diamond Resorts International Marketing Mexico, LLC	Nevada	Guarantor
Diamond Resorts International, LLC	Nevada	Guarantor
Diamond Resorts, LLC	Nevada	Guarantor
Diamond Resorts Issuer 2008, LLC	Delaware	Non-guarantor
Diamond Resorts Italia SRL	Italy	Non-guarantor
Diamond Resorts Las Vegas Development, LLC	Delaware	Guarantor
Diamond Resorts Management and Exchange Holding Company	Delaware	Guarantor
Diamond Resorts Management, Inc.	Arizona	Guarantor
Diamond Resorts Mediterranean Holdings Ltd	Cyprus	Non-guarantor
Diamond Resorts Mediterranean PLC	Cyprus	Non-guarantor
Diamond Resorts Mediterranean Management Ltd	Cyprus	Non-guarantor
Diamond Resorts Mediterranean Vacations Touristic EPE	Greece	Non-guarantor
Diamond Resorts MGV Development, LLC	Nevada	Guarantor
Diamond Resorts Mortgage Holdings, LLC	Delaware	Guarantor
Diamond Resorts Mystic Dunes Development, LLC	Nevada	Guarantor
Diamond Resorts Owner Trust 2009-1	Delaware	Non-guarantor
Diamond Resorts Owner Trust 2011-1	Delaware	Non-guarantor
Diamond Resorts Owner Trust 2013-1	Delaware	Non-guarantor
Diamond Resorts Palm Development, NV	Dutch West Indies	Guarantor
Diamond Resorts Palm Management, NV	Dutch West Indies	Guarantor
Diamond Resorts Palm Springs Development, LLC	Delaware	Guarantor
Diamond Resorts Poco Diablo Development, LLC	Delaware	Guarantor
Diamond Resorts Poipu Development, LLC	Delaware	Guarantor
Diamond Resorts Polo Development, LLC	Nevada	Guarantor
Diamond Resorts Port Royal Development, LLC	Delaware	Guarantor
Diamond Resorts Portugal Clube de Ferias, Lda	Portugal	Non-guarantor
Diamond Resorts Powhatan Development, LLC	Delaware	Guarantor
Diamond Resorts Residual Assets Development, LLC	Delaware	Guarantor
Diamond Resorts Residual Assets Finance, LLC	Delaware	Guarantor
Diamond Resorts Residual Assets M&E, LLC	Delaware	Guarantor
Diamond Resorts Ridge on Sedona Development, LLC	Delaware	Guarantor
Diamond Resorts Ridge Pointe Development, LLC	Delaware	Guarantor
Diamond Resorts Sales Italy SRL	Italy	Non-guarantor
Diamond Resorts San Luis Bay Development, LLC	Delaware	Guarantor
Diamond Resorts Santa Fe Development, LLC	Delaware	Guarantor

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Diamond Resorts Scottsdale Development, LLC	Delaware	Guarantor
Diamond Resorts Sedona Springs Development, LLC	Delaware	Guarantor
Diamond Resorts Sedona Summit Development, LLC	Delaware	Guarantor
Diamond Resorts Seller 2009-1, LLC	Delaware	Non-guarantor
Diamond Resorts Seller 2011-1, LLC	Delaware	Non-guarantor
Diamond Resorts Seller 2013-1, LLC	Delaware	Non-guarantor
Diamond Resorts St. Croix Development, LLC	Delaware	Guarantor
Diamond Resorts Steamboat Development, LLC	Delaware	Guarantor
Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware	Guarantor
Diamond Resorts Tempus Seller 2013-1, LLC	Delaware	Non-guarantor
Diamond Resorts Teton Club Development, LLC	Nevada	Guarantor
Diamond Resorts U.S. Collection Development LLC	Delaware	Guarantor
Diamond Resorts Villa Mirage Development, LLC	Delaware	Guarantor
Diamond Resorts Villas of Sedona Development, LLC	Delaware	Guarantor
Diamond Resorts Voyages SARL	France	Non-guarantor
Diamond Resorts West Maui Development, LLC	Delaware	Guarantor
DPM Acquisition Mexico, S. de R.L. de C.V.	Mexico	Non-guarantor
DPM Acquisition, LLC	Delaware	Non-guarantor
DPM Holdings, LLC	Delaware	Non-guarantor
DPM Loanco, LLC	Delaware	Non-guarantor
DPM RP Subsidiary, LLC	Delaware	Non-guarantor
DRI Quorum 2010, LLC	Delaware	Non-guarantor
Floriana Holdings Ltd.	Gibraltar	Non-guarantor
FLRX, Inc.	Washington	Non-guarantor
Foster Shores, LLC	Missouri	Guarantor
Four C’s Hospitality, LLC	Nevada	Guarantor
George Acquisition Subsidiary, Inc.	Nevada	Guarantor
Gesycon SA	Spain	Non-guarantor
Ginger Creek, LLC	Delaware	Guarantor
Grand Escapes, LLC	Delaware	Guarantor
Hellene Ltd	Gibraltar	Non-guarantor
ILX Resorts Acquisition, S. de R.L. de C.V.	Mexico	Non-guarantor
ILX Acquisition, Inc.	Delaware	Non-guarantor
ILX Acquisition, LLC	Delaware	Non-guarantor
International Timeshares Marketing, LLC	Delaware	Guarantor
Island One Development, LLC	Nevada	Guarantor
Labrador Inversiones Inmobiliarias Costa del Sol SL	Spain	Non-guarantor
Lake Tahoe Resort Partners, LLC	California	Guarantor
Los Amigos Beach Club Ltd	Isle of Man	Non-guarantor
Los Amigos Beach Club Management Ltd	Isle of Man	Non-guarantor
LS International Resort Management Ltd	England and Wales	Non-guarantor
Mazatlan Development Inc.	Washington	Guarantor
Mercadotechnia de Hospedaje S.A. de C.V. (dormant)	Mexico	Non-guarantor
MMG Development Corp.	Florida	Guarantor
Mystic Dunes Myrtle Beach, LLC	Delaware	Non-guarantor
Mystic Dunes Receivables, LLC	Delaware	Non-guarantor
Mystic Dunes, LLC	Delaware	Non-guarantor
Operating DPM, S. de R.L. de C.V.	Mexico	Non-guarantor
Poipu Resort Management Company, GP	Hawaii	Non-guarantor

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Poipu Resort Partners, L.P.	Hawaii	Guarantor
Potter’s Mill, Inc.	Bahamas	Non-guarantor
Resort Management International, Inc.	California	Guarantor
Resort Management Services SL	Spain	Non-guarantor
Resorts Development International, Inc.	Nevada	Guarantor
Sales DPM, S. de R.L. de C.V.	Mexico	Non-guarantor
Secure Firstcon, Inc.	Delaware	Non-guarantor
Secure Middlecon, Inc.	Delaware	Non-guarantor
Sunterra Cabo Development S. de R.L. de C.V.	Mexico	Non-guarantor
Sunterra Cabo Management Company S. de R.L. de C.V.	Mexico	Non-guarantor
Sunterra Depositor 2007, LLC	Delaware	Non-guarantor
Sunterra Issuer 2007, LLC	Delaware	Non-guarantor
Sunterra Mexico Group Holdings S. de R.L. de C.V.	Mexico	Non-guarantor
Sunterra Ownership LLC	Delaware	Non-guarantor
Sunterra SPE 2004-1 LLC	Delaware	Non-guarantor
Sunterra SPM, Inc.	Delaware	Non-guarantor
Tempus Acquisition, LLC	Delaware	Non-guarantor
Tempus Holdings, LLC	Delaware	Non-guarantor
Torres Mazatlan S.A. de C.V.	Mexico	Non-guarantor
Torres Vallarta S.A. de C.V.	Mexico	Non-guarantor
Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V. (dormant)	Mexico	Non-guarantor
Vacation Club Partnership Ltd	England and Wales	Non-guarantor
Torres Vallarta Tower Three S.A. de C.V.	Mexico	Non-guarantor
Torres Vallarta Tennis Club S.A. de C.V.	Mexico	Non-guarantor
Vacation Time Share Travel, Inc.	Bahamas	Non-guarantor
Vilar Do Golf Empreendimentos Turisticos, LDA	Portugal	Non-guarantor
Walsham Lake, LLC	Missouri	Guarantor
West Maui Resort Partners, L.P.	Delaware	Guarantor